                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):
                                December 27, 2001

                            INFORMATION HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)



       Delaware                    1-14371                  06-1518007
       --------                    -------                  ----------
    (State or other            (Commission File            (IRS Employer
    jurisdiction of                Number)              Identification No.)
    incorporation)


                2777 Summer Street, Suite 209, Stamford, CT       06905
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      (Address of principal executive offices)                  (Zip Code)

                                 (203) 961-9106
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5. Other Events.
        ------------

     Information Holdings Inc. announced on December 28, 2001 that the anticipated merger of Fluid Acquisition Corp., a wholly owned subsidiary of Information Holdings Inc. (NYSE: IHI), with and into Liquent, Inc. became effective on December 27, 2001. As a result of the merger, Liquent, Inc. (NASDAQ: LQNT) has become a wholly owned subsidiary of Information Holdings Inc.

     Because Fluid Acquisition Corp. previously had acquired more than 90% of the common stock of Liquent, Inc. pursuant to a cash tender offer completed on December 19, 2001, the merger was effected without a meeting of the stockholders of Liquent, Inc. Upon the effectiveness of the merger, each outstanding share of common stock of Liquent, Inc. was converted, subject to appraisal rights, into the right to receive $2.27 in cash, without interest.

     A notice of the merger, as well as a letter of transmittal to be used by the holders of common stock of Liquent, Inc. in exchanging their shares for the merger consideration, will be mailed promptly by EquiServe Trust Company, NA, the depositary for the merger.

     Information Holdings Inc. also announced on December 28, 2001 that, as a result of the merger, Nasdaq will delist the common stock of Liquent, Inc. and Liquent, Inc. will apply to the Securities and Exchange Commission to deregister the common stock under the federal securities laws.

     A copy of the press release issued by Information Holdings Inc. on December 28, 2001 is included as an exhibit to this filing and is incorporated herein by reference.


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Item 7. Financial Statement and Exhibits.
        --------------------------------

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits:

          99.1 Press Release dated December 28, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INFORMATION HOLDINGS INC.
                                        (Registrant)

Date: December 28, 2001

                                        By: /s/ Vincent A. Chippari
                                            ------------------------------
                                            Name:  Vincent A. Chippari
                                            Title: Executive Vice President
                                                   and Chief Financial Officer


                                      -4-

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                                  EXHIBIT INDEX

Exhibit                  Description
-------                  -----------

99.1                     Press Release dated December 28, 2001.